Exhibit 10.3b

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is executed as of the 8th day of August, 2007, by and among EDGEN MURRAY CORPORATION, a Nevada corporation (the “US Borrower”), EDGEN MURRAY CANADA INC., an Alberta corporation (the “Canadian Borrower”), EDGEN MURRAY EUROPE LIMITED, a limited company incorporated under the laws of England and Wales with registered number 01241058 (the “UK Borrower”), the other Loan Parties party hereto, the Lenders party hereto, JPMORGAN CHASE BANK, N.A., as the Administrative Agent, the US Collateral Agent and the Issuing Bank, JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as the Canadian Administrative Agent and the Canadian Collateral Agent, J.P. MORGAN EUROPE LIMITED, as the UK Administrative Agent and the UK Collateral Agent.

W I T N E S S E T H:

WHEREAS, the Borrowers, certain affiliates of the Borrowers, the Lenders, the Agents and the Issuing Bank are parties to that certain Credit Agreement dated as of May 11, 2007 (as amended, supplemented and modified from time to time, the “Credit Agreement;” unless otherwise defined herein, all capitalized terms used herein which are defined in the Credit Agreement shall have the meaning given such terms in the Credit Agreement), pursuant to which the Lenders provide certain financing to the Borrowers in accordance with the terms and conditions set forth therein; and

WHEREAS, the Borrowers, the Agents and the Lenders on the date hereof desire to amend the Credit Agreement as set forth herein.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confirmed, the parties hereto hereby agree as follows:

SECTION 1    Amendments to the Credit Agreement.    In reliance on the representations, warranties, covenants and agreements contained in this Amendment, but subject to the satisfaction of each condition precedent set forth in Section 2 hereof, the Credit Agreement shall be amended effective as of the date hereof in the manner provided in this Section 1.

1.1.        Definition of Letter of Credit.    The definition of “Letter of Credit” contained in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:

“Letter of Credit” means each commercial letter of credit, standby letter of credit, guarantee, indemnity, bond, undertaking or similar instrument or engagement (in each case in such form and substance as the Administrative Agent, the Applicable Agent and the applicable Issuing Bank may approve) from time to time issued, established or maintained by an Issuing Bank pursuant to this Agreement.

1.2.        Definition of UK Loan Parties.    The definition of “UK Loan Parties” contained in Section 1.01 of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:

“UK Loan Parties” means (a) EMCayman, (b) Pipe, (c) the UK Borrower and (d) each of EMCayman’s, Pipe’s and the UK Borrowers’ United Kingdom Subsidiaries and any other Person which is formed or organized under the laws of the United Kingdom or under the laws of any province or territory in the United Kingdom and who becomes a party to this Agreement pursuant to a Loan Party Joinder Agreement, and their successors and assigns.

1.3.        Amendment to Section 2.06 of the Credit Agreement.    Clause (c) of Section 2.06 of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:

(c)        Expiration Date.    Each Letter of Credit shall expire at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, one year after such renewal or extension); provided, that notwithstanding the foregoing, the Borrower Representative, the UK Borrower, the Singapore Borrower and the UAE Borrower, as applicable, may request the issuance of UK Letters of Credit, Singapore Letters of Credit and UAE Letters of Credit, as applicable, each solely in the form of bank guarantees and bonds, having expiration dates that are more than one year but not more than two years (or such longer tenure as otherwise agreed by the Applicable Agent and the applicable Issuing Bank) after the date of issuance thereof (such bank guarantee and bond Letters of Credit being referred to herein as “Extended Expiry Letters of Credit”); provided, further, that (a) the aggregate UK LC Exposure with respect to all Extended Expiry Letters of Credit issued as UK Letters of Credit shall not exceed $35,000,000, and (b) notwithstanding the provisions of Section 2.06(j), upon the occurrence and during the continuance of an Event of Default, the Borrower Representative shall, or shall cause the applicable Borrower to, deposit cash collateral into the LC Collateral Account in an amount equal to 110% of the aggregate LC Exposure as of such date with respect to all outstanding Extended Expiry Letters of Credit, and (ii) the date that is five Business Days prior to the Maturity Date.

SECTION 2    Conditions Precedent.    The effectiveness of the amendments contained in Section 1 hereof is subject to the satisfaction of each of the following conditions precedent:

2.1.        Documentation.    The Administrative Agent shall have received counterparts of this Amendment executed on behalf of each Loan Party, each Agent and the Required Lenders.

2.2.        Absence of Defaults.    After giving effect to this Amendment, no Default or Event of Default shall exist.

SECTION 3    Representations and Warranties.    In order to induce the Agents and each Lender to enter into this Amendment, the Loan Parties hereby jointly and severally represent and warrant to the Agents and each Lender that:

3.1.        Authorization, Enforceability.    The execution, delivery and performance of this Amendment are within each Loan Party’s organizational powers and has been duly authorized by all necessary organizational actions and, if required, actions by equity holders. This Amendment has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

3.2.        Governmental Approvals; No Conflicts.    This Amendment (a) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any Requirement of Law applicable to any Loan Party or any of its Subsidiaries, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon any Loan Party or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by any Loan Party or any of its Subsidiaries, and (d) will not result in the creation or imposition of any Lien on any asset of any Loan Party or any of its Subsidiaries, except Liens created pursuant to the Loan Documents (in the case of clauses (b) (other than as it relates to the Certificate of Incorporation and Bylaws or other organizational documents of a Loan Party) or (c), which would not reasonably be expected to have a Material Adverse Effect).

3.3.        Absence of Defaults.    After giving effect to this Amendment, neither a Default nor an Event of Default has occurred which is continuing.

SECTION 4    Miscellaneous.

4.1.        Reaffirmation of Loan Documents; Extension of Liens.    Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended or waived hereby, remain in full force and effect. The applicable Loan Parties hereby extend the Liens securing the Secured Obligations until the Secured Obligations have been paid in full, and agree that the amendments and waivers herein contained shall in no manner affect or impair the Secured Obligations or the Liens securing payment and performance thereof, all of which are ratified and confirmed.

4.2.        Parties in Interest.    All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.3.        Counterparts.    This Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Amendment until this Amendment has been executed by each Loan Party and the Required

Lenders at which time this Amendment shall be binding on, enforceable against and inure to the benefit of the Loan Parties and all Lenders. Facsimiles shall be effective as originals.

4.4.        COMPLETE AGREEMENT.    THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

4.5.        Headings.    The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

4.6.        No Implied Waivers.    No failure or delay on the part of the Lenders in exercising, and no course of dealing with respect to, any right, power or privilege under this Amendment, the Credit Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Amendment, the Credit Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

4.7.        Review and Construction of Documents.    Each Loan Party hereby acknowledges, and represents and warrants to the Agents and the Lenders, that (a) such Loan Party has had the opportunity to consult with legal counsel of its own choice and have been afforded an opportunity to review this Amendment with its legal counsel, (b) such Loan Party has reviewed this Amendment and fully understands the effects thereof and all terms and provisions contained herein, (c) such Loan Party has executed this Amendment of its own free will and volition, and (d) this Amendment shall be construed as if jointly drafted by the Loan Parties and the Lenders. The recitals contained in this Amendment shall be construed to be part of the operative terms and provisions of this Amendment.

4.8.        Arms-Length/Good Faith.    This Amendment has been negotiated at arms length and in good faith by the parties hereto.

4.9.        Interpretation.    Wherever the context hereof shall so require, the singular shall include the plural, the masculine gender shall include the feminine gender and the neuter and vice versa.

4.10.        Severability.    In case any one or more of the provisions contained in this Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Amendment shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

4.11.        Confirmation of Loan Guaranty, Assignments; Further Assurances.    By signing below where indicated each Loan Party in its capacity as Loan Guarantor, hereby acknowledges and approves the Credit Agreement, as amended by this Amendment, and the Loan Documents (including, without limitation, any and all documents delivered in connection with this Amendment) and the terms thereof, and specifically agrees to comply with all provisions which refer to or affect such Loan Guarantor, the Loan Guaranty and any matter in connection therewith. Without limiting the generality of the foregoing, each Loan Guarantor specifically consents to all of the transactions contemplated in this Amendment and further agrees and confirms that the Loan Guaranty executed and provided to the Agents and Lenders, as applicable, by such Loan Guarantor, continue in full force and effect in favor of the Agents and Lenders, as applicable. The payment of the Guaranteed Obligations (or applicable portion thereof) shall continue to be unconditionally guaranteed by, and Loan Guarantor hereby confirms and ratifies, the Loan Guaranty, and hereby unconditionally guarantees the prompt and full payment of the Guaranteed Obligations to the Agents and Lenders, as applicable, in accordance with the terms of the Loan Guaranty. Each Loan Party shall make, execute or endorse, and acknowledge and deliver or file or cause same to be done, all such documents, notices or other assurances, and take all such other action, as any Agent may, from time to time, deem reasonably necessary or proper in connection with this Amendment and the Credit Agreement, as amended hereby.

4.12.        WAIVER OF JURY TRIAL.    EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (a) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (b) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

4.13.        Governing Law.    This Amendment and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the State of New York, but giving effect to federal laws applicable to national banks.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers on the date and year first above written.

THE BORROWERS:	EDGEN MURRAY CORPORATION

	By:	/s/ David L. Laxton, III
	Name:	David L. Laxton, III
	Title:	Executive Vice President, Chief Financial Officer and Secretary

EDGEN MURRAY CANADA INC.

	By:	/s/ David L. Laxton, III
	Name:	David L. Laxton, III
	Title:	Secretary and Treasurer

EDGEN MURRAY EUROPE LIMITED

	By:	/s/ David Kemp
	Name:	David Kemp
	Title:	Finance Director

OTHER LOAN PARTIES:	EDGEN MURRAY II, L.P.
By: Edgen Murray II GP, LLC, its general partner

	By:	/s/ David L. Laxton, III
	Name:	David L. Laxton, III
	Title:	Executive Vice President, Chief Financial Officer and Secretary

EDGEN MURRAY LLC

	By:	/s/ David L. Laxton, III
	Name:	David L. Laxton, III
	Title:	Executive Vice President, Chief Financial Officer and Secretary

Signature Page to Second Amendment to Credit Agreement

EDGEN MURRAY CAYMAN CORPORATION

By:	/s/ David L. Laxton, III
Name:	David L. Laxton, III
Title:	Executive Vice President and Treasurer

PIPE ACQUISITION LIMITED

By:	/s/ David L. Laxton, III
Name:	David L. Laxton, III
Title:	Director

Signature Page to Second Amendment to Credit Agreement

AGENTS/LENDERS:	JPMORGAN CHASE BANK, N.A., individually, as US Administrative Agent, US Collateral Agent, a US Revolving Lender, Issuing Bank and Swingline Lender

	By:	/s/ Timothy J. Whitefoot
	Name:	Timothy J. Whitefoot
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, individually, as Canadian Administrative Agent, Canadian Collateral Agent and a Canadian Revolving Lender

	By:	/s/ Barry Walsh
	Name:	Barry Walsh
	Title:	Vice President

J.P. MORGAN EUROPE LIMITED, individually as UK Administrative Agent and UK Collateral Agent

	By:	/s/ Tim Jacob
	Name:	Tim Jacob
	Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A., LONDON BRANCH, individually as a UK Revolving Lender

	By:	/s/ Tim Jacob
	Name:	Tim Jacob
	Title:	Senior Vice President

Signature Page to Second Amendment to Credit Agreement

BANK OF SCOTLAND, as a US Revolving Lender and as a UK Revolving Lender

By:	/s/ Nigel Thomas Walker
Name:	Nigel Thomas Walker
Title:	Director

Signature Page to Second Amendment to Credit Agreement

HSBC BUSINESS CREDIT (USA), INC., as a US Revolving Lender

By:	/s/ Jimmy Schwartz
Name:	Jimmy Schwartz
Title:	Vice President

HSBC BANK PLC, as a UK Revolving Lender

By:	/s/ Douglas F. Baikie
Name:	Douglas F. Baikie
Title:	Senior Corporate Banking Manager

HSBC BANK CANADA, as a Canadian Revolving Lender

By:	/s/ Brook Hamilton
Name:	Brook Hamilton
Title:	Account Manager

By:	/s/ Garry R. Castator
Name:	Garry R. Castator
Title:	Assistant Vice President

Signature Page to Second Amendment to Credit Agreement

THE CIT GROUP/BUSINESS CREDIT, INC., as a US Revolving Lender

By:	/s/ Jang Kim
Name:	Jang Kim
Title:	Vice President

CIT CAPITAL FINANCE UK LIMITED, as a UK Revolving Lender

By:	/s/ Lain Hunter
Name:	Lain Hunter
Title:	Chief Credit Officer

CIT FINANCIAL LTD., as a Canadian Revolving Lender

By:	/s/ Algis Vaitonis
Name:	Algis Vaitonis
Title:	Senior Vice President and Chief Risk Officer

Signature Page to Second Amendment to Credit Agreement